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                                                                   Exhibit 10.11
                                                                   -------------

                  FORM OF SPECIALTY PRODUCTS & INSULATION CO.
                      VICE PRESIDENT AND REGIONAL MANAGER
                              1998 INCENTIVE PLAN

The following will outline the provisions of the SPI Vice President and Regional Manager Incentive Plan for 1998.

The Plan will be based on three measures:

         1.  Regional Performance based on Return on Assets (ROA).

         2.  Company Performance based on Value Added.

         3.  Individual Objectives.

Regional Performance:
--------------------

An incentive payment will be made based on a percentage of base salary equal to
1.5 times Region ROA up to 14%. If ROA is greater than 14%, a pool of money will be available for the President to distribute at his discretion, not to exceed an additional 10% of pay. The maximum payable under this section of the plan is 31% of pay.

If the Region ROA is less than 3%, no payment will be made under this portion of the Plan and the Company payout, detailed below, will be reduced by 25%. (Note:
Startup units will be excluded from this minimum threshold calculation requirement for the first four financial quarters of operations. Their minimum threshold for this period will be their respective budgets.)

SPI Performance:
---------------

An incentive payment will be made on the performance of SPI according to the following schedule:

                          SPI Value Added                 % of Base Salary
                          ---------------                 ----------------
        Min                   ($96,000)                         6%
        Budget              $1,698,000                         14%
        Max                 $3,940,000                         20%

Achievements between the minimum and the maximum will be paid on a sliding scale.

Individual Objectives:
---------------------

An incentive payment will be based on structured objectives established at the beginning of the year with a maximum of 5% of pay.

        Example --
                         Base Salary              $60,000
                         Regional ROA             12%
                         SPI Value Added          $1,698,000
                         Individual Objectives    5%

           Region
           $60,000 X (12% X 1.5)   =   $10,800

           SPI
           $60,000 X 14%           =   $ 8,400

           Individual Objectives
           $60,000 X 5%            =     3,000

             Total Incentive Payment   $22,200
                  % of Base                37%